                                                                     EXHIBIT 1.1


                              AVIATION GROUP, INC.

                      1,000,000 SHARES OF COMMON STOCK AND
              1,000,000 REDEEMABLE COMMON STOCK PURCHASE WARRANTS


                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                 _________, 1997


Duke & Co., Inc.
909 Third Avenue
New York, New York  10022

Gentlemen:

       Aviation Group, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby proposes to issue and sell to such Underwriters as named in Schedule A (the "Underwriters") to this Underwriting Agreement (the "Agreement"), for whom Duke & Co., Inc. is acting as the representative (the "Representative"), pursuant to the terms of this Agreement, on a "firm commitment" basis, 1,000,000 shares of Common Stock (the "Shares") at $____ per Share (the "Initial Public Offering Price") and 1,000,000 Redeemable Common Stock Purchase Warrants (the "Warrants") at $____ per Warrant. The Shares and the Warrants are collectively referred to as the "Securities". Each Warrant is exercisable to purchase one
(1) share of Common Stock (the "Common Stock") at 120% of the Initial Public Offering Price per share at any time during the period commencing on the second anniversary of the Effective Date and terminating five (5) years after the Effective Date. The date upon which the Securities and Exchange Commission ("Commission") shall declare the registration statement of the Company effective shall be the "Effective Date". The Warrants are subject to redemption under certain circumstances. In addition, the Company proposes to grant to the Underwriters (or, at the option of the Representative, to the Representative, individually) the option referred to in Section 2(b) to purchase all or any part of an aggregate of 150,000 additional Shares and 150,000 additional Warrants (the "Option Securities"), provided, however, that the Underwriters or the Representative, as the case may be, shall purchase equal amounts of Shares and Warrants.

       You have advised the Company that you and the other Underwriters desire to purchase, severally, the Securities, and that you have been authorized by the Underwriters to execute this Agreement on their behalf. The Company confirms the agreements made by it with respect to the purchase of the Securities by the several Underwriters on whose behalf you are signing this Agreement, as follows:

       1.     Representations and Warranties of the Company.

       The Company represents and warrants to, and agrees with each of the Underwriters as of the Effective Date (as defined above), the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined) that:

       (a) A registration statement (File No. 333-22727) on Form SB-2 relating to the public offering of the Securities, including a preliminary form of the prospectus, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and has been filed with the Commission under the Act. The Company has prepared in the same manner and proposes to file, prior to the Effective Date of such registration statement, an additional amendment or amendments to such registration statement, including a final form of Prospectus, copies of which shall be delivered to you. "Preliminary Prospectus" shall mean each prospectus filed pursuant to the Rules and Regulations under the Act prior to the Effective Date. The registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus", except that (i) if the prospectus first filed by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from said prospectus as then amended, the term "Prospectus" shall mean the prospectus first filed pursuant to Rule 424(b), and (ii) if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Option Closing Date (as hereinafter defined) , the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

       (b) At the Effective Date and at all times subsequent thereto up to the Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or Selected Dealers: (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus with respect to stabilization, under the heading "Underwriting" and regarding the identity of counsel to the Underwriters under the heading "Legal Matters" constitute the only information furnished in writing by the Underwriters for inclusion in the Prospectus.

       (c) Each of the Company and each subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

       (d) The authorized, issued and outstanding capital stock of the Company as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization"; all of the issued and outstanding securities of the Company have been, or will be when issued as set forth in the Prospectus, duly authorized, validly issued and fully paid and non-assessable; the issuances and sales of all such securities complied in all material respects with applicable Federal and state securities laws; the holders thereof have no rights of rescission against the Company with respect thereto, and are not subject to personal liability by reason of being such holders; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Registration Statement, conform to all statements relating thereto contained in the Registration Statement and Prospectus.

       (e) The Shares are duly authorized, and when issued, delivered and paid for pursuant to this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Company, except as described in the Registration Statement and Prospectus.

       The Warrants have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the warrant agreement pursuant to which such Warrants are to be issued (the "Warrant Agreement"), which will be substantially in the form filed as an exhibit to the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance and when issued in accordance with the terms of the Warrants and Warrant Agreement, will be duly and validly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof.

       The Common Stock Representative's Warrants, the Warrant Representative's Warrants, the Underlying Warrants, the shares of Common Stock issuable upon exercise of the Common Stock Representative's Warrants, and the shares of Common Stock issuable upon exercise of the Underlying Warrants (all as defined in the Representative's Warrant Agreement described in Section 12 herein), have been duly authorized and, when issued, delivered and paid for, will be validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof, and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Representative's Warrant Agreement.

       (f) This Agreement, the Warrant Agreement and the Representative's Warrant Agreement have been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the other party hereto, constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Company has full power and lawful authority to authorize, issue and sell all securities to be sold or issued by it hereunder and pursuant to the terms of the Representative's Warrant Agreement on the terms and conditions set forth herein and therein, and no consent, approval, authorization or other order of any third party or any governmental authority is required in connection with such authorization, execution and delivery or with the authorization, issuance and sale of such securities, except such as may be required under the Act or state securities laws, or as otherwise have been obtained.

       (g) Except as described in the Prospectus, neither the Company nor any subsidiary is in material violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or each subsidiary or any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or each subsidiary is a party or by which the Company or each subsidiary may be bound or to which any of the property or assets of the Company or each subsidiary is subject, nor will such action result in any material violation of the provisions of the articles of incorporation or bylaws as amended of the Company or each subsidiary, or any statute or any order, rule or regulation applicable to the Company or subsidiary of any court or of any regulatory authority or other governmental body having jurisdiction over the Company or each subsidiary.

       (h) Subject to the disclosures stated in the Prospectus, the Company and each subsidiary have good and marketable title to all properties and assets described in the Prospectus as owned by each of them, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company or each subsidiary is the lessor or sublessor of properties or assets or under which the Company or each subsidiary holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, neither the Company nor each subsidiary is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone, adverse to rights of the Company or each subsidiary as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or each subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company and each subsidiary owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

       (i) Arsement, Redd & Morella, L.L.C. and McGladrey & Pullen, LLP, each of whom have given their report on certain financial statements filed and to be filed with the Commission as part of the Registration Statement, and which are included in the Prospectus, are with respect to the Company, each independent public accountants as required by the Act and the Rules and Regulations.

       (j) The financial statements and schedules, together with related notes, set forth in the Prospectus and the Registration Statement present fairly the financial position and results of operations and changes in financial position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved. The Company's internal accounting controls and procedures are sufficient to cause the Company and each subsidiary to prepare financial statements which comply in all material respects with generally accepted accounting principles applied on a basis which is consistent during the periods involved. During the preceding five (5) year period, nothing has been brought to the attention of the Company's management that would result in any reportable condition relating to the Company's internal accounting procedures, weaknesses or controls.

       (k) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus and to and including the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) neither the Company nor any subsidiary has incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than in the ordinary course of business and/or as contemplated in the Registration Statement and the Prospectus; (ii) neither the Company nor any subsidiary has and will not have paid or declared any dividends or have made any other distribution on its capital stock or other securities; (iii) there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company or any subsidiary; (iv) neither the Company nor any subsidiary has issued any options, warrants or other rights to purchase the capital stock of the Company or any subsidiary; (v) neither the Company nor any subsidiary has or will have redeemed or repurchased any securities of the Company or its subsidiaries; and (vi) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company or any subsidiary, or in the book value of the assets of the Company or any subsidiary, arising for any reason whatsoever.

       (l) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company or any subsidiary, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any subsidiary, or any of the officers or directors of the Company or any subsidiary, or any material action, suit, proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company or any subsidiary.

       (m) Except as disclosed in the Prospectus, each of the Company and each subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company or any subsidiary that has not been provided for in the financial statements.

       (n) Except as set forth in the Prospectus, each of the Company and each subsidiary has material licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Prospectus and is in all material respects in compliance therewith and owns or possesses adequate right to use all material patents, patent applications, inventions, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict or infringement, with the asserted rights of others in respect thereof and, to the best of the Company's knowledge, is not infringing with the asserted rights of others in respect thereof. To the best of the Company's knowledge, none of the activities or business of the Company or any subsidiary are in violation of, or cause the Company or any subsidiary to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company and any subsidiary.

       (o) Neither the Company nor any subsidiary has, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

       (p) On the Closing Dates (herein defined) all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Securities to the several Underwriters hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

       (q) All contracts and other documents which are required to be described in or filed as exhibits to the Registration Statement have been so described and/or filed.

       (r) Except as described in the Registration Statement and Prospectus or Schedule I attached hereto, no holders of Common Stock or of any other securities of the Company have the right to include such Common Stock or other securities in the Registration Statement and Prospectus.

       (s) Except as set forth in or contemplated by the Registration Statement and the Prospectus, neither the Company nor any subsidiary has any material contingent liabilities.

       (t) The Company has no subsidiary corporations except as disclosed in the Registration Statement and Prospectus, nor has it any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Registration Statement or Prospectus. Except as described in the Registration Statement and Prospectus, the Company owns all of the outstanding securities of each of its subsidiaries.

       (u) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus with respect to the offer and sale of the Securities and each Preliminary Prospectus, as of its date, has conformed fully in all material respects with the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

       (v) Neither the Company, nor, to the Company's knowledge, any of its officers, directors, employees or stockholders, have taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any of the securities of the Company.

       (w) Item 26 of Part II of the Registration Statement accurately discloses all unregistered securities sold by the Company within the three year period prior to the date as of which information is presented in the Registration Statement. All of such securities were sold in transactions which were exempt from the registration provisions of the Act and not in violation of
Section 5 thereof.

       (x) Other than as set forth in the Prospectus, the Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, which shall include, but not be limited to, all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

       (y) Based upon written representations received by the Company, no officer, director or five percent (5%) or greater stockholder of the Company or any subsidiary has any direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. ("NASD"), except as disclosed to the Representative in writing, and, to the knowledge of the Company, no beneficial owner of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member except as disclosed to the Representative in writing and except as set forth in Underwriters' counsel's response letter to the NASD. The Company will advise the Representative and the NASD if any five percent (5%) or greater shareholder of the Company or any subsidiary is or becomes an affiliate or associated person of an NASD member participating in the distribution.

       (z) The Company and each subsidiary is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company or any subsidiary by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. There is no unfair labor practice charge or complaint against the Company or any subsidiary pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against or involving the Company or any subsidiary or any predecessor entity. No question concerning representation exists respecting the employees of the Company or any subsidiary and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any subsidiary, if any.

       (aa) Except as set forth on Schedule II attached hereto, neither the Company nor any subsidiary maintains, sponsors nor contributes to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan" an "employee welfare benefit plan", or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(i) and 3(37), respectively, of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor any subsidiary maintained or contributed to a defined benefit plan, as defined in Section 3(35) of ERISA.

       (ab) Based upon written representations received from the officers and directors of the Company and each subsidiary, except as disclosed in the Prospectus, during the past five years, none of the officers or directors of the Company or any subsidiary have been:

                     (1) Subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which either or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which either of them was an executive officer at or within two years before the time of such filing;

                     (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                     (3) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining either of them from, or otherwise limiting, any of the following activities:

                            (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                            (ii)   engaging in any type of business practice;
                     or

                            (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal Commodity laws.

                     (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty
       (60) days either of their right to engage in any activity described in paragraph (3)(i) above, or be associated with persons engaged in any such activity;

                     (5) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                     (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

       (ac) Each of the officers and directors of the Company has reviewed the sections in the Prospectus relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate.

2.     Purchase, Delivery and Sale of the Securities.

       (a) Subject to the terms and conditions of this Agreement and upon the basis of the representations, warranties and agreements herein contained, the Company hereby agrees to issue and sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, an aggregate of 1,000,000 Shares at $____ per Share and 1,000,000 Warrants at $____ per Warrant, (the public offering price less ten percent (10%)), at the place and time hereinafter specified, in accordance with the number of Shares and/or Warrants set forth opposite the names of the Underwriters in Schedule A attached hereto plus any additional Securities which such Underwriters may become obligated to purchase pursuant to the provisions of Section 9 hereof. The Securities shall consist of 1,000,000 Shares and 1,000,000 Warrants to be purchased from the Company, and the price at which the Underwriters shall sell the Securities to the public shall be $__.00 per Share and $.10 per Warrant.

       Delivery of the Securities against payment therefor shall take place at the offices of Duke & Co., Inc., 909 Third Avenue, New York, New York 10022 (or at such other place as may be designated by the Representative) at 10:00 a.m., Eastern Time, on such date after the Effective Date as the Representative shall designate, but not later than ten (10) business days (holidays excepted) following the first date that any of the Securities are released to you, such time and date of payment and delivery for the Securities being herein called the "Closing Date".

       (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company hereby grants the "Option" to the Underwriters (or, at the option of the Representative, to the Representative, individually) to purchase all or any part of an aggregate of an additional 150,000 Shares and 150,000 Warrants at the same price per Share and Warrant as the Underwriters shall pay for the Securities being sold pursuant to the provisions of subsection (a) of this Section 2 (such additional Securities being referred to herein as the "Option Securities"). This Option may be exercised within 45 days after the Effective Date upon notice by the Underwriters (or the Representative, individually) to the Company advising as to the amount of Option Securities as to which the Option is being exercised, the names and denominations in which the certificates for such Option Securities are to be registered and the time and date when such certificates are to be delivered, provided, however, that this Option may be exercised only for equal amounts of Shares and Warrants. Such time and date shall be determined by the Underwriters (or the Representative, individually) but shall not be later than ten

(10) full business days after the exercise of the Option, nor in any event prior to the Closing Date, and such time and date is referred to herein as the "Option Closing Date". Delivery of the Option Securities against payment therefor shall take place at the offices of the Representative. The Option granted hereunder may be exercised only to cover over allotments in the sale by the Underwriters of the Securities referred to in subsection (a) above. In the event the Company declares or pays a dividend or distribution on its Common Stock, whether in the form of cash, shares of Common Stock or any other consideration, prior to the Option Closing Date, such dividend or distribution shall also be paid on the Option Closing Date.

       (c) The Company will make the certificates for the Securities to be sold hereunder available to you for inspection at least two (2) full business days prior to the Closing Date and the Option Closing Date at the offices of the Representative, and such certificates shall be registered in such names and denominations as you may request. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Company to each Underwriter.

       Definitive certificates in negotiable form for the Securities to be purchased by the Underwriters hereunder will be delivered by the Company to you for the accounts of the several Underwriters against payment of the respective purchase prices by the several Underwriters, by certified or bank cashier's checks in New York Clearing House funds, payable to the order of the Company or by wire transfer in New York Clearing House funds.

       In addition, in the event the Underwriters (or the Representative, individually) exercise the Option to purchase from the Company all or any portion of the Option Securities pursuant to the provisions of subsection (b) above, payment for such Securities shall be made payable in New York Clearing House funds at the offices of the Representative, or by wire transfer, at the time and date of delivery of such Securities as required by the provisions of subsection (b) above, against receipt of the certificates for such Securities by the Representative for the respective accounts of the several Underwriters registered in such names and in such denominations as the Representative may request.

       It is understood that the Representative, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make any and all payments required pursuant to this Section 2 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Securities to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder. It is also understood that the Representative individually, rather than all of the Underwriters, may (but shall not be obligated to) purchase the Option Securities referred to in subsection (b) of this Section 2, but only to cover over allotments.

       It is understood that the several Underwriters propose to offer the Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement is declared effective by the Commission.

       3. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

       (a) The Company, upon notification from the Commission that the Registration Statement has become effective, will so advise you and will not at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously been advised and furnished with a copy or to which you or your counsel shall have objected in writing, acting reasonably, or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (i) the completion by the Underwriters of the distribution of the Securities as contemplated hereby; or (ii) 25 days after the date on which the Registration Statement shall have become or been declared effective, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which may be necessary or advisable in connection with the distribution of the Securities and as mutually agreed to by the Company and the Representative.

       After the Effective Date and as soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

       The Company has caused to be delivered to you copies of each Preliminary Prospectus and Definitive Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriters and Selected Dealers to use the Prospectus in connection with the sale of the Securities for such period as in the opinion of counsel to the Underwriters the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by the Underwriters or Selected Dealers, of any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriters, should be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Securities, or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Act and the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact required to be stated therein or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriters.

       The Company will comply with the Act, the Rules and Regulations thereunder, the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

       (b) The Company will qualify to register the Securities for sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate and will make such applications and furnish such information as may be reasonably required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be reasonably required to continue such qualification in effect for so long a period as the Underwriters may reasonably request.

       (c) If the sale of the Securities provided for herein is not consummated, the Company shall pay all costs and expenses incident to the performance of the Company's obligations hereunder, including, but not limited to, all such expenses itemized in Section 8(a) and 8(c) hereof, and up to $50,000 of the out-of-pocket expenses of the Representative (less any amounts previously advanced by the Company to the Representative), if the offering for any reason is terminated. For the purposes of this sub-paragraph, the Representative shall be deemed to have assumed such expenses when they are billed or incurred, regardless of whether such expenses have been paid. The Representative shall not be responsible for any expenses of the Company or others, or for any charges or claims relative to the proposed public offering whether or not consummated.

       (d) The Company will deliver to you at or before the Closing Date two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of each amendment or supplement thereto. The Company will deliver to or upon the order of the several Underwriters, from time to time until the Effective Date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date of the Registration Statement as the Underwriters may reasonably request. The Company will deliver to the Underwriters on the Effective Date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented as the several Underwriters may from time to time reasonably request.

       (e)    For so long as the Company is a reporting company under either
Section 12 or 15 of the 1934 Act, the Company, at its expense, will furnish to the Representative during the period ending five (5) years from the Effective Date, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all non-confidential documents, including annual reports, periodic reports and financial statements, furnished to or filed with the Commission under the Act and the 1934 Act; (iv) copies of each press release, news item and article with respect to the Company's affairs released by the Company; and (v) such other information as you may from time to time reasonably request.

       (f) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

       (g) The Company will make generally available to its stockholders and to the registered holders of its Warrants and deliver to you as soon as it is practicable, but in no event later than the first day of the sixteenth full calendar month following the Effective Date, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning with the Effective Date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

       (h) On the Effective Date, the Company shall have taken the necessary action to become a reporting company under Section 12 of the 1934 Act, and the Company will make all filings required to, and will have obtained approval for, the listing of the Shares and Warrants on The Nasdaq Small Cap Market and a listing on a national market, and will use its best efforts to maintain such listings for at least five (5) years from the date of this Agreement.

       (i) For such period as the Company's securities are registered under the 1934 Act, the Company will hold an annual meeting of stockholders for the election of Directors within 180 days after the end of each of the Company's fiscal years and, within 150 days after the end of each of the Company's fiscal years, will provide the Company's stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the 1934 Act and shall be included in an annual report pursuant to the requirements of such Rule.

       (j) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with its statement under the caption "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by Sections 12, 13 and/or 15 of the 1934 Act and pursuant to Rule 463 under the Act.

       (k) The Company will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of counsel to the Underwriters and the Company may be reasonably necessary or advisable in connection with the distribution of the Securities and will use its best efforts to cause the same to become effective as promptly as possible.

       (l) On the Closing Date the Company shall execute and deliver to you the Representative's Warrant Agreement. The Representative's Warrant Agreement and Warrant Certificates will be substantially in the form of the Representative's Warrant Agreement and Warrant Certificates filed, as an exhibit to the Registration Statement.

       (m) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued securities which are issuable upon exercise of the Representative's Warrants outstanding from time to time.

       (n) As of the Effective Date, certain beneficial owners of the Company's securities (including warrants, options and Common Stock of the Company), shall agree in writing in a form satisfactory to the Representative and commencing as of the Effective Date, not to sell, transfer or otherwise dispose of any of such securities or underlying securities (except to a transferee who agrees to be bound by this provision) without the prior written consent of the Representative for the following periods (each, a "Lock-Up Period"): (i) Lee Sanders and Paul Lubomirski for a period of at least twenty-four (24) months with regard to all Company securities beneficially owned by each such person; (ii) holders of promissory notes convertible or exchangeable for up to 283,100 shares of Common Stock (the "Noteholders") for a period of twenty-four (24) months with regard to all Company securities beneficially owned by such person, provided, however, that during each three-month period commencing March 1, 1998, each Noteholder may sell that amount of Common Stock equal to the number of shares obtainable upon conversion of that amount of principal payable by the Company during such three-month period pursuant to the terms of the convertible note held by such Noteholder; (iii) holders of the Company's 10% Bridge Notes for a period of twelve (12) months with regard to all securities of the Company held by each beneficial owner; and (iv) all other beneficial holders of the Company's securities, except Fred Werner and the Casper Air Service Employee Stock Ownership Plan and Trust, and all future holders of options to purchase Company securities (the "Remaining Securityholders") for a period of twelve (12) months, provided, however, that if the Representative releases any Remaining Securityholder from the provisions of this paragraph (n) with regard to 50% or more of the Company securities held by such Remaining Securityholder, the Lock-Up Period applicable to such Remaining Securityholder shall be extended to twenty-four (24) months from the Effective Date with regard to all remaining Company securities beneficially owned by such Remaining Securityholder. Any Company securities subject to a Lock-Up Period which are originally registered in a name of a original beneficial owner and are subsequently registered under a different name will remain subject to the same applicable Lock-Up Period.

       (o) The Company shall pay to the Representative upon the exercise the fee provided in Section 12 of Redeemable Warrant Agreement, which Section may not be changed without the prior written consent of the Representative.

       (p) Prior to the Closing Date, the Company shall at its own expense, undertake to list the Company's securities in the appropriate recognized securities manual or manuals published by Standard & Poor's Corporation and such other manuals as the Representative may designate, such listings to contain the information required by such manuals and the Uniform Securities Act. The Company hereby agrees to use its best efforts to maintain such listing for a period of not less than five (5) years unless the Company's securities otherwise qualify for a secondary market trading exemption. The Company shall take such action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such states as may be reasonably requested by the Representative.

       (q) During the one hundred eighty (180) day period commencing on the Closing Date, the Company will not, without the prior written consent of the Representative, grant options or warrants to purchase the Company's Common Stock at a price less than the initial per share public offering price.

       (r) Except for (i) the Securities, (ii) the Option Securities, (iii) the Representative's Warrants, (iv) the issuance of Common Stock pursuant to the exercise of warrants, options and convertible or exchangeable debt heretofore issued and described in the Prospectus, and (v) the issuance to employees, officers, directors, advisors and consultants of stock options to purchase a number of shares of Common Stock not to exceed 150,000 shares pursuant to the Company's 1997 Stock Option Plan (provided that (A) the Company may not grant options for more than 50,000 of such shares prior to the Closing Date, (B) any options granted pursuant to this clause (v) shall have an exercise price equal to the greater of $5.75 per share and the market price per share of Common Stock on the date of grant and (C) the vesting of such options shall be subject to the achievement of earnings performance criteria acceptable to the Representative), the Company will not, from and after the date hereof until 24 months after the Closing Date, sell or issue any shares of Common Stock, Preferred Stock or other equity securities of the Company or sell or grant options, warrants or rights to purchase any shares of equity securities of the Company, without the Representative's prior written consent, provided that, in addition, the Company will not, from and after the date hereof until 36 months after the Closing Date, sell or issue any shares of Preferred Stock without the Representative's consent or authorize any new class or series of capital stock.

       (s) Prior to the Closing Date, neither the Company nor any subsidiary will issue, directly or indirectly, without your prior consent, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Securities other than routine customary advertising of the Company's products and services, and except as required by any applicable law or the directives of any relevant regulatory authority in any relevant jurisdiction.

       (t) The Company shall employ the services of a firm of independent certified public accountants in connection with the preparation of the financial statements to be included in any registration statement or similar disclosure document to be filed by the Company hereunder, or any amendment or supplement thereto. Except for the Company's anticipated change to Price Waterhouse LLP, the Company shall not change such independent accountants without the Representative's prior consent, not to be unreasonably withheld, for a period of five (5) years from the Closing Date. For a period of five (5) years from the Closing Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's quarterly report and the filing of quarterly financial information to stockholders. For a period of five (5) years from the Closing Date, the Company shall promptly submit to the Representative copies of all accountants' management reports and similar correspondence between the Company and its independent public accountants.

       (u) The Company shall retain Continental Stock Transfer & Trust Company as the transfer agent for the securities of the Company, or such other transfer agent as you may agree to in writing. In addition, the Company shall direct such transfer agent to furnish the Representative with weekly transfer sheets as to each of the Company's securities as prepared by the Company's transfer agent and copies of lists of stockholders and warrantholders as reasonably requested by the Representative, for a five (5) year period commencing from the Closing Date.

       (v) The Company shall cause the Depository Trust Company, or such other depository of the Company's securities, to deliver a "special security position report" to the Representative on a weekly basis at the expense of the Company, for a five (5) year period from the Effective Date.

       (w) Following the Effective Date, the Company shall, at its sole cost and expense, prepare and file such Blue Sky applications with such jurisdictions as the Representative shall designate and the Company may reasonably agree.

       (x) On the Effective Date and for a period of three (3) years thereafter, the Company's Board of Directors shall consist of a minimum of four
(4) persons, two (2) of whom shall be independent and not otherwise affiliated with the Company or associated with any of the Company's affiliates. In addition, for the five (5) year period following the Closing Date, the Company agrees that the Representative shall have the right to nominate, and the Company shall use its best efforts to cause the election of, one member of the Company's Board of Directors, who shall be reasonably acceptable to the Company; alternatively, the Representative may appoint a designee to serve as an observer at all meetings of the Company's Board of Directors, which observer would be entitled to the same cash compensation and reimbursement of expenses as the Company affords its directors who are not also officers or employees of the Company and to receive all copies of all notices and other documents distributed to the members of the Company's Board of Directors (including, but not limited to, any unanimous consents prepared and advance notices of all proposed Board actions or consents), as if such observer were a member of the Company's Board of Directors. To the extent permitted by law, the Company agrees to indemnify and hold the designee and the Representative harmless against any and all claims, actions, awards and judgments arising out of his service and in the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such designee and the Representative as insureds under such policy, unless inclusion of the observer or the Representative as an insured will cause the Company to become subject to special insurance underwriting classifications which would increase the cost of such insurance to the Company. In the event the Company does not have a liability insurance policy in effect on the Closing Date, the Company agrees to use its best efforts to obtain, as promptly as practicable following the Closing Date, such a policy in an amount reasonable and customary for similarly situated companies, at a premium the Company can reasonably afford. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the Representative insofar as it may be, or be alleged to be, responsible for such advisor. The Company will deliver, on or before the Closing Date, the agreements of each of its officers, directors and holders of 5% or more of its Common Stock to vote, during the five year period commencing on the Closing Date, for the election of the Representative's designee for director, if any.

       (y) For such period as any Warrants are outstanding, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement or a new Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to each of the Underwriters and each dealer as many copies of each such Prospectus as such Underwriter or such dealer may reasonably request. Such post-effective amendments or new Registration Statements shall also register the Representative's Warrants and all the securities underlying the Representative's Warrants. The Company shall not call for redemption of any of the Warrants unless a Registration Statement covering the securities underlying the Warrants or Representative's Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption. In addition, the Representative's Warrants shall not be redeemable during the first year after the Effective Date without the written consent of the Representative.

       (z) Until such time as the securities of the Company are listed or quoted on either the New York Stock Exchange, Nasdaq National Market or the American Stock Exchange, the Company shall deliver to the Representative a written certificate of an officer of the Company detailing those states in which the Shares and Warrants of the Company may be traded in non-issuer transactions under the Blue Sky laws of the fifty states ("Secondary Market Trading Certificate"). The initial Secondary Market Trading Certificate shall be delivered to the Representative on the Closing Date, and the Company shall continue to update such opinion and deliver same to the Representative on a timely basis, but in any event at the beginning of each fiscal year, for a five
(5) year period, if required.

       (aa) During the course of the distribution of the Securities, the Company will not take, directly or indirectly, any action designed to or which might, in the future, reasonably be expected to cause or result in stabilization or manipulation of the prices of the Warrants and/or the Common Stock. During the so-called "quiet period" in which delivery of a prospectus is required, if applicable, the Company will not issue press releases or engage in any other publicity without the Representative's prior written consent.

       (ab) The Company will at all times, from the Closing Date until at least five (5) years from such date, maintain in full force, or cause to be maintained in full force, from an insurer rated "A" or better (General Policyholders Rating) in the most recent edition of "Best Life Reports", term life insurance in the amount of at least $1,000,000 on the lives of each of Lee Sanders, Paul Lubomirski and Tony Ramsaroop. Each such policy shall be owned by the Company and all benefits thereunder shall be payable to the Company.

       (ac) For a period of two (2) years following the Closing Date, the Company will not (i) file any registration statement relating to the offer or sale of any of the Company's securities or (ii) make any offers or sales of the Company's securities pursuant to Regulation S of the Act, as such Regulation may be amended from time to time, without the Representative's prior written consent.

       (ad) For a period of two (2) years following the Closing Date, the Company shall not redeem any of its securities, and shall not pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current or retained earnings derived after the Closing Date without obtaining the Representative's prior written consent, which consent shall not be unreasonably withheld. The Representative shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within five (5) business days from the date the Representative receives written notice of the Company's proposal with respect thereto; a failure of the Representative to respond within the five (5) business day period shall be deemed approval of the transaction.

       (ae) On or before the Effective Date, each of Lee Sanders, Paul Lubomirski and Tony Ramsaroop will extend their current employment agreements with the Company for at least three (3) years in length following the Effective Date and with such other terms and conditions as are acceptable to the Representative. The Company will not, for a period of three (3) years from the Closing Date increase or authorize an increase in the compensation of its five
(5) most highly paid employees in any year without the prior written consent of the Representative or unless permitted by the terms of employment contracts satisfactory to the Representative.

       (af) For a period of five (5) years from the Closing Date, the Company shall provide the Representative, on a not less than annual basis, with internal forecasts setting forth projected results of operations for each quarterly and annual period in the two (2) fiscal years following the respective dates of such forecasts. Such forecasts shall be provided to the Representative more frequently than annually if prepared more frequently by management, and revised forecasts shall be prepared and provided to the Representative when required to reflect more current information, revised assumptions or actual results that differ materially from those set forth in the forecasts. The Representative agrees to maintain the confidentiality of such forecasts.

       (ag) The Company, for a period of two years after the Effective Date, will retain a financial public relations firm reasonably acceptable to the Representative.

       (ah) For a period of 24 months after the Closing Date, the Company will not use any proceeds from the sale of the Securities or any other available funds of the Company to (i) pay any loans from officers, directors or greater than 5% shareholders that were outstanding as of the Effective Date,
(ii) pay to any current or former employees or consultants, or any affiliates thereof, any salaries or bonuses that are accrued as of the Closing Date and the payment of which had been deferred by the Company beyond their normal payment periods as of the Closing Date, or (iii) except as set forth in the "Use of Proceeds" section of the Prospectus, pay off any other outstanding debt other than (w) current trade payables which arise in the ordinary course of business, (x) loans and lines of credit after the Effective Date with financial institutions, (y) the expenses related to this offering and the acquisition of Casper Air Service and (z) debts secured by the charter aircraft of Casper Air Service paid in connection with the liquidation by the Company of such aircraft following the acquisition of Casper Air Service.

       (ai) For a period equal to the lesser of (i) seven (7) years from the date hereof and (ii) the sale to the public of the Representative's Warrant, or securities issuable pursuant to the Representative's Warrant, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 or Form SB-2 (or other appropriate form) for the registration under the Act of the Representative's Warrant, or securities issuable pursuant to the Representative's Warrant, except for the disqualification of the Company from the use of Form SB-2 as a result of an increase in the Company's total revenues or an increase in the Company's public float.

       (aj) The Company hereby appoints, effective as of the Closing Date, the Representative as the Company's exclusive warrant solicitation agent in the event of any solicitation of the exercise of the Warrants, in connection with a redemption of the Warrants or otherwise, commencing one year after the Effective Date, and upon the exercise of any warrant shall pay to the Representative a

Warrant Solicitation fee of six percent (6%) of the exercise price of all solicited Redeemable Warrants, unless the payment of such amount with respect to such Warrant violates the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the regulations promulgated thereunder or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or applicable state securities or "blue sky" laws or regulations. The Company shall not be obligated to pay any amounts pursuant to this Section 12 during any week that such amounts payable are less than $1,000 and the Company's obligation to make such payments shall be suspended until the amounts payable aggregate to at least $1,000, and provided further, that, in any event, any such payment (regardless of amount) shall be made not less frequently than monthly. In addition, the Company shall not be obligated to pay any amounts pursuant to this Agreement unless the Warrantholder designates in writing that the Representative is to receive such commission.

       (ak) Promptly following the Closing Date the Board of Directors of the Company shall designate an Audit Committee, at least one of whose members shall be the director, if any, who is designated by the Representative, and another of whose members shall be an independent director.

       4. Conditions of Underwriters Obligations. The obligations of the several Underwriters to purchase and pay for the Securities which they have agreed to purchase hereunder from the Company are subject, as of the date hereof and as of the Closing Date and the Option Closing Date, to the continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following conditions:

       (a)    (i)    The Registration Statement shall have become effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) at or prior to the Closing Date or Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or pending, or shall be threatened, or to the knowledge of the Company, contemplated by the Commission; (iii) no stop order suspending the effectiveness of the qualification or registration of the Securities under the securities or "blue sky" laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall be threatened or to the knowledge of the Company contemplated by the authorities of any such jurisdiction or shall have been issued and in effect; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission and any such authorities, and to the satisfaction of counsel to the Underwriters; and
(v) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto.

       (b) At the Closing Date, since the respective dates as of which information is presented in the Registration Statement and the Prospectus, (i) there shall not have been any material change in the capital stock or other securities of the Company or any subsidiary or any material adverse change in the long-term debt of the Company or any subsidiary except as set forth in or contemplated by the Registration Statement, (ii) there shall not have been any material adverse change in the general affairs, business, properties, condition (financial or otherwise), management, or results of operations of the Company or any subsidiary, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement or Prospectus; (iii) neither the Company nor any subsidiary shall have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and Prospectus; and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading.

       (c) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company or any subsidiary, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any subsidiary, or any of the officers or directors of the Company or any subsidiary, or any material action, suit, proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company or any subsidiary.

       (d) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and Option Closing Date shall have been duly performed, fulfilled or complied with.

       (e) At each Closing Date, you shall have received the opinion, together with copies of such opinion for each of the other several Underwriters, dated as of each Closing Date, from Bracewell & Patterson, L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i) the Company and each subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and each subsidiary as a whole;

              (ii) the authorized capital stock of the Company; all shares of the Company's outstanding stock and other securities requiring authorization for issuance by the Company's Board of Directors have been duly authorized, validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus;

       the outstanding shares of Common Stock of the Company and other securities have not been issued in violation of the preemptive rights of any shareholder and the shareholders of the Company do not have any preemptive rights or, to such counsel's knowledge, except as described in the Prospectus, other rights to subscribe for or to purchase securities of the Company, nor, to such counsel's knowledge, are there any restrictions upon the voting or transfer of any of the securities of the Company, except as disclosed in the Prospectus; the Common Stock, the Shares, the Warrants, and the securities issuable pursuant to the Representative's Warrant Agreement conform in all material respects to the respective descriptions thereof contained in the Prospectus; the Common Stock, the Shares, the Warrants, the shares of Common Stock to be issued upon exercise of the Warrants and the securities issuable pursuant to the Representative's Warrant Agreement, have been duly authorized and, when issued, delivered and paid for in accordance with the terms of the governing instrument or agreement, will be duly authorized, validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; to such counsel's knowledge, all prior sales by the Company of the Company's securities have been made in compliance with or under an exemption from registration under the Act and applicable state securities laws and no shareholders of the Company have any rescission rights against the Company with respect to the Company's securities; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and the Representative's Warrants, and to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied or described in the Registration Statement;

              (iii) this Agreement, the Representative's Warrant Agreement and the Warrant Agreement have been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement and the Representative's Warrant Agreement by the Representative and of the Warrant Agreement by the Company's transfer agent, are the valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and general principles of equity; and (b) no opinion is expressed as to the enforceability of the indemnity provisions or the contribution provisions contained in this Agreement, the Representative's Warrant Agreement or the Warrant Agreement;

              (iv) the certificates evidencing the outstanding securities of the Company, the Shares, the Common Stock and the Warrants are in valid and proper legal form;

              (v) to the best of such counsel's knowledge, except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any subsidiary or any of the officers or directors of the Company or any subsidiary which might materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or properties of the Company or any subsidiary;

              (vi) the execution and delivery of this Agreement, the Representative's Warrant Agreement and the Warrant Agreement, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, will not result in a violation of, or constitute a default under (a) the Articles of Incorporation, as amended, or By-Laws, as amended, of the Company and each subsidiary; (b) to such counsel's knowledge, any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of its properties is bound; or (c) to the best of such counsel's knowledge, any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign;

              (vii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations; and

              (viii) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, or the issuance of the Representative's Warrants or the Securities underlying the Representative's Warrants, other than registrations or qualifications of the Securities under applicable state or foreign securities or Blue Sky laws and registration under the Act.

       Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Underwriters or counsel for the Underwriters shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact; and may rely as to all matters of law, upon opinions of counsel satisfactory to you and counsel to the Underwriters. The opinion of such counsel to the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representative and they are justified in relying thereon.

       Such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to lead such counsel to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make statements therein, in light of the circumstances under which they are made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

       (f) You and the several Underwriters shall have received on each Closing Date a certificate dated as of each Closing Date, signed by the Chief Executive Officer and the Chief Financial officer of the Company and such other officers of the Company as the Underwriters may request, certifying that:

              (i) No order suspending the effectiveness of the Registration Statement or stop order regarding the sale of the Securities in effect and no proceedings for such purpose are pending or are, to their knowledge, threatened by the Commission;

              (ii) To their knowledge there is no litigation instituted or threatened against the Company or any subsidiary or any officer or director of the Company or any subsidiary of a character required to be disclosed in the Registration Statement which is not disclosed therein; to their knowledge there are no contracts which are required to be summarized in the Prospectus which are not so summarized; and to their knowledge there are no material contracts required to be filed as exhibits to the Registration Statement which are not so filed;

              (iii) They have each carefully examined the Registration Statement and the Prospectus and, to the best of their knowledge, neither the Registration Statement nor the Prospectus nor any amendment or supplement to either of the foregoing contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they are made, not misleading; and since the Effective Date, to the best of their knowledge, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

              (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition of the Company or any subsidiary, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Registration Statement and the Prospectus and except as so reflected or contemplated since such date, there has not been any material transaction entered into by the Company or any subsidiary;

              (v) The representations and warranties set forth in this Agreement are true and correct in all material respects and the Company has complied with all of its agreements herein contained;

              (vi) Neither the Company nor any subsidiary is delinquent in the filing of any federal, state and municipal tax return or the payment of any federal, state or municipal taxes; they know of no proposed re-determination or reassessment of taxes, adverse to the Company or any subsidiary, and the Company and each subsidiary has paid or provided by adequate reserves for all known tax liabilities except such delinquency that will not have a material adverse affect on the Company;

              (vii) They know of no material obligation or liability of the Company or any subsidiary, contingent or otherwise, not disclosed in the Registration Statement and Prospectus;

              (viii) This Agreement, the Representative's Warrant Agreement and the Warrant Agreement, the consummation of the transactions herein or therein contemplated, and the fulfillment of the terms hereof or thereof, will not result in a breach by the Company of any terms of, or constitute a default under, its Articles of Incorporation or By-Laws, any indenture, mortgage, lease, deed or trust, bank loan or credit agreement or any other material agreement or undertaking of the Company or any subsidiary including, by way of specification but not by way of limitation, any agreement or instrument to which the Company or any subsidiary is now a party or pursuant to which the Company or any subsidiary has acquired any right and/or obligations by succession or otherwise;

              (ix) The financial statements and schedules filed with and as part of the Registration Statement present fairly the financial position of the Company as of the dates thereof all in conformity with generally accepted principles of accounting applied on a consistent basis throughout the periods involved. Since the respective dates of such financial statements, there have been no material adverse change in the condition or general affairs of the Company, financial or otherwise, other than as referred to in the Prospectus;

              (x) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be indicated therein, neither the Company nor any subsidiary has, prior to the Closing Date, either (i) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money, or (ii) entered into any material transaction other than in the ordinary course of business. The Company has not declared, paid or made any dividend or distribution of any kind on its capital stock;

              (xi) The officers and directors of the Company and each subsidiary have reviewed the sections in the Prospectus relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate; and

              (xii) Based upon written representation from the officers and directors of the Company, none of the officers and directors of the Company and each subsidiary, except as disclosed in the Prospectus, during the past five years, have been:

                     (1) Subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which either or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which either of them was an executive officer at or within two years before the time of such filing;

                     (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                     (3) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining either of them from, or otherwise limiting, any of the following activities:

                            (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                            (ii)   engaging in any type of business practice;
                     or

                            (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal Commodity laws.

                     (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days either of their right to engage in any activity described in paragraph (3) (i) above, or be associated with persons engaged in any such activity;

                     (5) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                     (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

       (g)

              (1) The Underwriters shall have received from Arsement, Redd & Morella, LLC, independent auditors to the Company, certificates or letters, one dated and delivered on the Effective Date and one dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters, stating with respect to the financial statements and schedules prepared by each such auditor, that:

              (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

              (ii) the financial statements and the schedules included in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable accounting requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to Registration Statements on Form SB-2;

              (iii) on the basis of inquiries and procedures conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of the Company (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters, review of minutes of all meetings of the shareholders and the Board of Directors of the Company and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

                     (a) during the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of such letters, there has been any change in the Common Stock, long-term debt or other securities of the Company (except as specifically contemplated in the Registration Statement and Prospectus) or any material decreases in net current assets, net assets, shareholder's equity, working capital or in any other item appearing in the Company's financial statements as to which the Underwriters may request advice, in each case as compared with amounts shown in the balance sheet as of the date of the financial statement in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or will occur;

                     (b) during the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to such specified date there was any material decrease in revenues or in the total or per share amounts of income or loss before extraordinary items or net income or loss, or any other material change in such other items appearing in the Company's financial statements as to which the Underwriters may request advice, in each case as compared with the corresponding period in the preceding year, except in each case for increases, changes or decreases which the Prospectus discloses have occurred or will occur; and

              (iv) they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

       Such letter shall also set forth such other information as may be requested by counsel for the Underwriters. Any changes, increases or decreases in the items set forth in such letters which, in the judgment of the several Underwriters, are materially adverse with respect to the financial position or results of operations of the Company shall be deemed to constitute a failure of the Company to comply with the conditions of the obligations to the several Underwriters hereunder.

              (2) The Underwriters shall have received from McGladrey & Pullen, LLP, independent auditors to Casper Air Service ("CAS"), or Arsement, Redd & Morella, LLC, independent auditors to the Company, certificates or letters, one dated and delivered on the Effective Date and one dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters, stating with respect to the financial statements and schedules prepared by such auditor, that:

              (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

              (ii) the financial statements and the schedules of CAS included in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable accounting requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to Registration Statements on Form SB-2;

              (iii) on the basis of inquiries and procedures conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of CAS (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

              (a) any material modifications should be made to the financial statements and schedules described above for them to be in conformity with generally accepted accounting principles;

              (b) the financial statements and schedules described above do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations; and

              (iv) they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to CAS set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of CAS and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

       Any changes, increases or decreases in the items set forth in such letters which, in the judgment of the several Underwriters, are materially adverse with respect to the financial position or results of operations of the CAS shall be deemed to constitute a failure of the Company to comply with the conditions of the obligations to the several Underwriters hereunder.

       (h) Upon exercise of the Option provided for in Section 2(b) hereof, the obligation of the several Underwriters (or, at its option, the Representative, individually) to purchase and pay for the Option Securities referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions:

              (i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters.

              (ii) At the Option Closing Date, there shall have been delivered to you the signed opinion from Bracewell & Patterson, L.L.P., counsel for the Company, dated as of the Option Closing Date, in form and substance satisfactory to counsel to the Underwriters, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the Closing Date pursuant to Section 4 (e) hereof, except that such opinion, where appropriate, shall cover the Option Securities.

              (iii) At the Option Closing Date, there shall have been delivered to you a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Option Closing Date, in form and substance satisfactory to counsel to the Underwriters, substantially the same in scope and substance as the certificate furnished to you at the Closing Date pursuant to Section 4(f) hereof.

              (iv) At the Option Closing Date, there shall have been delivered to you a letter in form and substance satisfactory to you from each of Arsement, Redd & Morella, L.L.C. and McGladrey & Pullen, LLP, independent auditors to the Company, dated the Option Closing Date and addressed to the several Underwriters confirming the information in their letter referred to in Section 4(g) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

              (v) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Securities shall be satisfactory in form and substance to the Underwriters, and the Underwriters and counsel to the Underwriters shall have been furnished with all such documents, certificates, and opinions as you may request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained herein.

       (i) No action shall have been taken by the Commission or the NASD, the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Common Stock and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the several Underwriters or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD. The Company shall advise the Representative of any NASD affiliations of any of its officers, directors, or stockholders or their affiliates in accordance with paragraph 1(y) of this Agreement.

       (j) At the Effective Date, you shall have received from counsel to the Company, dated as of the Effective Date, in form and substance satisfactory to counsel for the Underwriter, a written Secondary Market Trading Certificate detailing those states in which the Shares and Warrants may be traded in non-issuer transactions under the Blue Sky laws of the fifty (50) states after the Effective Date, in accordance with paragraph 3(ab) of this Agreement.

       (k) The authorization and issuance of the Securities and delivery thereof, the Registration Statement, the Prospectus, and all corporate proceedings incident thereto shall be satisfactory in all respects to counsel for the several Underwriters, and such counsel shall be furnished with such documents, certificates and opinions as they may reasonably request to enable them to pass upon the matters referred to in this sub-paragraph.

       (l) Prior to the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Representative, as described in the Registration Statement.

       (m) Prior to the Effective Date, the Company shall have obtained approval for the listing of the Securities on the Boston Stock Exchange and The Nasdaq Small Cap Market.

       (n) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the several Underwriters under this Agreement may be canceled at, or at any time prior to, the Closing Date and/or the Option Closing Date by the Representative and/or the Underwriters notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the several Underwriters to the Company.

       5. Conditions of the Obligations of the Company. The obligation of the Company to sell and deliver the Securities is subject to the following conditions:

              (i) The Registration Statement shall have become effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement, or on such later time or date as the Company and the Representative may agree in writing; and

              (ii) At the Closing Date and the Option Closing Date, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefore initiated or threatened by the Commission.

       If the conditions to the obligations of the Company provided for in this Section have been fulfilled on the Closing Date but are not fulfilled after the Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Securities on exercise of the Option provided for in Section 2(b) hereof shall be affected.

       6. Indemnification. (a) The Company indemnifies and holds harmless each Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. Notwithstanding the foregoing, the Company shall have no liability under this section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is not delivered to the person or persons alleging the liability upon which indemnification is being sought. This indemnity will be in addition to any liability which the Company may otherwise have.

       (b) Each Underwriter, severally, but not jointly, indemnifies and holds harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use in the preparation thereof. Notwithstanding the foregoing, the Underwriters shall have no liability under this Section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is not delivered to the person or persons alleging the liability upon which indemnification is being sought through no fault of the Underwriter. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

       (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is an Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and in the reasonable judgment of the Representative, it is advisable for the Representative or such Underwriters or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

       7. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) each Underwriter makes claim for indemnification pursuant to Section 6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any Underwriter, then the Company and each person who controls the Company, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys, fees) in either such case (after contribution from others) in such proportions that all such Underwriters are responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per Share appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion, provided, however, that if such allocation is not permitted by applicable law then the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company, or the Underwriter and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree (a) that it would not be just and equitable if the respective obligations of the Company and the Underwriters to contribute pursuant to this Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages (even if the Underwriters and their controlling persons in the aggregate were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section; and
(b) that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Securities purchased by such Underwriter to the number of Securities purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible. No person ultimately determined to be guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is nor ultimately determined to be guilty of such fraudulent misrepresentation. As used in this paragraph, the term "Underwriter" includes any officer, director, or other person who controls the Underwriter within the meaning of Section 15 of the Act, and the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the full extent permitted by law. This foregoing agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

       8. Costs and Expenses. (a) Whether or not this Agreement becomes effective or the sale of the Securities to the Underwriters is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of the counsel to the Company or of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented; the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Securities contemplated hereby; all state filing fees, expenses and disbursements and up to $30,000 of the legal fees of counsel to the Underwriters who are responsible to assist the Company in connection with the filing of applications to register the Securities under the state securities or blue sky laws; the cost of printing or photocopying and furnishing to the several Underwriters copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, the Selected Dealers Agreement, the Agreement Among Underwriters, Underwriters Questionnaire, Underwriters Power of Attorney and the Blue Sky Memorandum; the cost of printing the certificates evidencing the Securities; the cost of preparing and delivering to the Underwriters and its counsel bound volumes containing copies of all documents and appropriate correspondence filed with or received from the Commission and the NASD and all closing documents; the cost of "tombstone" advertisements to be placed in one or more daily or weekly periodicals as the Representative may request; and the fees and disbursements of the transfer agent for the Company's securities. The Company shall pay any and all taxes (including any original issue, transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriters hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus.

       (b) In addition to the foregoing expenses, the Company shall at the Closing Date pay to the Representative a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received from the sale of the Securities, of which $45,000.00 has been advanced to the Representative and will be credited to such allowance. In the event the over allotment option is exercised, the Company shall pay to the Representative at the Option Closing Date an additional amount equal to three percent (3%) of the gross proceeds received upon exercise of the over allotment option.

       (c) Other than as disclosed in the Registration Statement, no person is entitled either directly or indirectly to compensation from the Company, from the Representative or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Representative and the other Underwriters against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys, fees, to which the Representative or such other Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

       9. Substitution of Underwriters. If any of the Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase the Securities hereunder, or shall fail to take up and pay for the number of Securities set forth opposite their respective names in Schedule A hereto upon tender of such Securities in accordance with the terms hereof, then:

       (a) if the aggregate number of Securities which such Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Securities, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase.

       (b) If any Underwriter or Underwriters so default and the agreed number of Securities with respect to which such default or defaults occurs is more than ten percent (10%) of the total number of Securities, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon among them) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Securities shall be extended to the next business day to allow the several Underwriters the privilege of substituting within twenty-four hours (including non-business hours) another Underwriter or Underwriters satisfactory to the Company. If no such Underwriter or Underwriters shall have been substituted as aforesaid, within such twenty-four period, the time of delivery of the Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four hours (including non-business hours) another Underwriter or Underwriters to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the Securities of the defaulting Underwriter or Underwriters as provided in this Section, (i) the Company or the Representative shall have the right to postpone the time of delivery for a period of not more than seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary; and (ii) the respective numbers of Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken at the basis of the underwriting obligation for all purposes of this Agreement.

       If in the event of a default by one or more Underwriters and the remaining Underwriters shall not take up and pay for all the Securities agreed to be purchased by the defaulting Underwriters or substitute another Underwriter or Underwriters as aforesaid, and the Company shall not find or shall not elect to seek another Underwriter or Underwriters for such Securities as aforesaid, then this Agreement shall terminate.

       If, following exercise of the Option provided in Section 2(b) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option

Securities at the Option Closing Date, or shall fail to take up and pay for the number of Option Securities, which they become obligated to purchase at the Option Closing Date upon tender of such Option Securities in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Securities of the defaulting Underwriters in the manner provided in Section 9(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all Option Securities, the Underwriters shall be entitled to purchase the number of Option Securities for which there is no default or, at their election, the option shall terminate, the exercise thereof shall be of no effect.

       As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any non-defaulting Underwriter to the Company, provided that the provisions of this Section 9 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

       10. Effective Date. The Agreement shall become effective upon its execution except that you may, at your option, delay its effectiveness until 11:00 a.m., Eastern time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first commence the public offering by the Underwriters of any of the Securities. The time of the public offering shall mean the time after the effectiveness of the Registration Statement when the Securities are first generally offered by you to the other Underwriters and Selected Dealers. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 13, 14, 15, 16, 17 and 18 shall remain in effect notwithstanding such termination.

       11. Termination. (a) This Agreement, except for Sections 3(c), 6, 7, 8, 13, 14, 15, 16, 17, and 18 hereof, may be terminated at any time prior to the Closing Date, and the Option referred to in Section 2(b) hereof, if exercised, may be canceled at any time prior to the Option Closing Date, by you if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Securities agreed to be purchased hereunder by reason of: (i) the Company having sustained a material adverse loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited;
(iii) maximum charges for prices shall have been required on the over-the-counter market by the NASD; (iv) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities, having been established by any of the aforementioned Exchanges, by the Commission by any other federal or state agency, by action of the Congress or by Executive Order; (v) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (v) a banking moratorium having been declared by Federal or New York or Florida state authorities; (vi) an outbreak of major international hostilities or other national or international calamity having occurred which is reasonably believed likely by the Representative to have a material adverse impact on the business, financial condition or financial statements of the Company or the market for the securities offered hereby; (vii) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive; (viii) any material adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement; (ix)any action having been taken by the Government of the United States or any department or agency thereof which, in the sole judgment of the Representative, has had a material adverse effect upon the general market for securities; (x) any material adverse change having occurred, since the respective dates as of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business; (xi) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification having been received by the Company of the threat of any such proceeding or action, which could, in the reasonable judgment of the Representative, materially adversely affect the Company; (xi) the general market for securities or political, legal or financial conditions having deteriorated so materially from that in effect on the date of this Agreement that, in the sole judgment of the Representative it is impracticable for the Representative to commence or proceed with the public offering of the Securities and with the payment for or acceptance thereof; (xii) the Representative determines, in its sole discretion, that any materially adverse change having occurred, since the date as of which information is given in the Registration Statement and the Prospectus, in the financial condition, business, prospects, operations, properties or obligations of the Company;
(xiii) except as contemplated by the Prospectus, the Company is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs; or (xiv) the Company shall not have complied in all material respects with any term, condition or provisions on their part to be performed, complied with or fulfilled (including but not limited to those set forth in this Agreement) within the respective times therein provided.

       (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be promptly notified by you, by telephone, telegram or facsimile, confirmed by letter.

       12. Representative's Warrant Agreement. At the Closing Date, the Company will issue to the Representative and/or persons related to the Representative, for an aggregate purchase price of $200, and upon the terms and conditions set forth in the form of Representative's Warrant Agreement annexed as an exhibit to the Registration Statement, Representative's Warrants to purchase up to an aggregate of 100,000 Shares and 100,000 Warrants, in such denominations as the Representative shall designate. In the event of conflict in the terms of this Agreement and the Representative's Warrant Agreement, the language of the form of Representative's Warrant Agreement shall control.

       13. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and its principal officers, where appropriate, and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the Securities and the termination of this Agreement.

       14. Notice. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered or telegraphed and confirmed:

If to the Underwriters:            Attention:  President
                                   Duke & Co., Inc.
                                   909 Third Avenue
                                   New York, New York  10022

Copy to:                           Richard F. Dahlson, Esq.
                                   Jackson Walker LLP
                                   901 Main Street, Suite 6000
                                   Dallas, Texas 75202

Copy to:                           James M. Kaplan, Esq.
                                   Zimet, Haines, Friedman & Kaplan
                                   460 Park Avenue
                                   New York, New York  10022

If to the Company:                 Lee Sanders, President
                                   Aviation Group, Inc.
                                   700 North Pearl Street
                                   Suite 2170
                                   Dallas, TX  75201

Copy to:                           Daryl B. Robertson
                                   Bracewell & Patterson, L.L.P.
                                   500 North Akard
                                   4000 Lincoln Plaza
                                   Dallas, Texas  75201

       15. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and, to the extent expressed, any person controlling the Company or of the Underwriters, and directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Securities, as such purchaser, from the several Underwriters. All of the obligations of the Underwriters hereunder are several and not joint.

       16. Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. The parties agree that any action brought by any party against another party in connection with any rights or obligations arising out of this Agreement shall be instituted properly in a federal or state court of competent jurisdiction with venue only in the State District Court of New York County, New York or the United States District Court for the Southern District of New York. A party to this Agreement named as a Defendant in any action brought in connection with this Agreement in any court outside of the above named designated county or district shall have the right to have the venue of said action changed to the above designated county or district or, if necessary, have the case dismissed, requiring the other party to re-file such action in an appropriate court in the above designated county or federal district.

       17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

       18. Entire Agreement. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

       19. Representative as Underwriter. In the event the Representative acts as the sole Underwriter ("Underwriter") in connection with the underwriting of the securities being offered pursuant to the Registration Statement, all references to the Representative in this Agreement shall be replaced by reference to the "Underwriter", and (i) any consents required to be obtained from the Representative shall be required to be obtained solely from the Underwriter; (ii) all compensation to be received by the Representative shall instead be received by the Underwriter; and (iii) the provisions of section nine (9) of this Agreement shall not apply.

       If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the several Underwriters in accordance with its terms.

                                           Very truly yours,

                                           Aviation Group, Inc.


                                           BY:
                                              --------------------------------
                                                  Lee Sanders, President

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                           Duke & Co., Inc.


                                           BY:
                                              --------------------------------
                                                  Authorized Officer
                                                  For itself and as
                                                  Representative of the several
                                                  Underwriters

                                   SCHEDULE A
                         TO THE UNDERWRITING AGREEMENT



UNDERWRITER                                                             SHARES
-----------                                                             ------
Duke & Co., Inc. ......................................................


                                                                       1,000,000






UNDERWRITER                                                             WARRANTS
-----------                                                             --------
Duke & Co., Inc. ......................................................



                                                                       1,000,000